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                                                                    EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-36910, 333-36918, 333-36912, 333-36934, 333-36914 and 333-40904 of T/R
Systems, Inc. and subsidiaries on Form S-8 of our report dated March 2, 2001, appearing in this Annual Report on Form 10-K of T/R Systems, Inc. and subsidiaries for the year ended January 31, 2001.





/s/ DELOITTE & TOUCHE LLP


Atlanta, GA
April 18, 2001